UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 1, 2011
Crestwood Midstream Partners LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33631	56-2639586
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

717 Texas Avenue
Suite 3150
Houston, TX	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 519-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 1, 2011, Crestwood Midstream Partners LP (the “Partnership”) closed its previously announced private placement of 6.2 million Class C units, representing limited partner interests in the Partnership, pursuant to a private placement made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) and Regulation D thereof. In connection with the issuance of the Class C units, the Partnership’s general partner, Crestwood Gas Services GP LLC (the “General Partner”), made an additional capital contribution of $8.7 million to the Partnership in exchange for general partner units thereby resulting in the General Partner holding a 2% ownership interest in the Partnership.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Gas Services GP LLC,
its General Partner

	By:	/s/ William G. Manias
William G. Manias
Dated April 7, 2011		Senior Vice President and Chief Financial Officer